Exhibit 32.2
MESA AIR GROUP, INC. AND ITS SUBSIDIARIES
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Mesa Air Group, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Lotz, , President & Chief Operating Officer (Principal Financial and Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. §§ 1350, as adopted pursuant to §§ 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:	/s/ MICHAEL J. LOTZ
Michael J. Lotz
President & Chief Operating Officer (Principal Financial and Accounting Officer)

Date: June 30, 2008